UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2008

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 625-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective March 13, 2008, we entered into various employment related agreements with directors and executive officers. See disclosure of the employment related agreements with Clark Hickock and Mike H.P. Kwon described in Item 5.02 of this report and incorporated by reference herein.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective March 13, 2008, the Employment Agreement dated as of November 21, 2007 between us and Mike H.P. Kwon was terminated. See disclosure of the employment related agreement with Mike H.P. Kwon described in Item 5.02 of this report and incorporated by reference herein.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 17, 2008, we announced that Clark Hickock, age 52, has been appointed to the position of Chief Executive Officer of Axesstel, Inc. (“Axesstel”) and elected as a member of our Board of Directors, all effective March 13, 2008. Mr. Hickock succeeds Mike H.P. Kwon both as a member of our Board of Directors and as our Chief Executive Officer. Mr. Kwon resigned his position as a member of our Board of Directors and as our Chief Executive Officer. Mr. Kwon, Axesstel’s founder, will continue his employment through the end of March 2008 and thereafter will serve as a strategic advisor to Axesstel supporting corporate development and strategic relationships.

We entered into an employment agreement with Mr. Hickock effective March 13, 2008 pursuant to which he will receive (i) an annual base salary of $330,000 and (ii) a performance bonus opportunity targeted at $231,000 annually. Mr. Hickock will also be eligible to participate in our employee benefit programs. Prior to his appointment, Mr. Hickock had served as Axesstel’s Chief Operating Officer since April 2005. Additional information concerning Mr. Hickock’s relevant business experience is contained in our press release dated March 17, 2008 which is attached as to this Report as Exhibit 99.1 and incorporated by reference herein.

On March 13, 2008, we entered into a separation and general release agreement (“Separation Agreement”) with Mike H.P. Kwon pursuant to which his employment as our chief executive officer and his Employment Agreement dated as of November 12, 2007 was terminated.

A copy of our press release issued on March 17, 2008 is attached to this Report as Exhibit 99.1 and incorporated by reference herein. Copies of the material agreements described in this Report are also attached as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Employment Agreement between Clark Hickock and Registrant, dated March 13, 2008.

10.2	Separation Agreement and General Release between Mike H.P. Kwon and Registrant, dated March 13, 2008.

99.1	Press release issued by Axesstel on May 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axesstel, Inc.

By:	/s/ Patrick Gray
Patrick Gray
Chief Financial Officer

Date: March 17, 2008